                SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549



                             FORM 8-K/A



                          CURRENT REPORT
                PURSUANT TO SECTION 13 or 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934






     Date of Report (Date of earliest event reported)    June 2, 1998
                                                       ---------------



                             ENTER TECH CORP.
         -----------------------------------------------------
         (Exact name of registrant as specified in its charter)




           Nevada                   0-21275         84-1349553
     -------------------------------------------------------------
     State or other jurisdiction   Commission      (I.R.S. Employer
      of incorporation             File Number     Identification No.)




     430 East 6th Street, Loveland, Colorado              80537
     -------------------------------------------------------------
     (Address of principal executive offices)           (Zip Code)




     Registrant's telephone number, including area code (970) 669-5292
                                                        --------------



                             Walnut Capital, Inc.
             5770 South Beach Court, Greenwood Village, CO 80121
         -----------------------------------------------------------
        (Former name or former address, if changed since last report)

Item 1.  Changes in Control of Registrant
-----------------------------------------
     On June 2, 1998, Enter Tech Corp. (formerly Walnut Capital, Inc.) (the "Company") completed a merger of the Company and Links, Ltd., a Wyoming corporation, whereby the Company was the survivor. Pursuant to the Articles of Merger filed in the respective States of Nevada and Wyoming, the Company's name was changed from Walnut Capital, Inc. to Enter Tech Corp. to more accurately describe the proposed business of the Company. Pursuant to the Agreement and Plan of Merger, the Company issued 3,235,000 shares of its common stock to the sole shareholder of Links, Ltd., Mach One Corporation, 430 East 6th Street, Loveland, Colorado. Prior to the merger transaction the Company had 1,250,000 shares of its common stock issued and outstanding, of which 835,000 shares were cancelled as part of the merger transaction. On the effective date of the merger transaction the Company had 3,650,000 shares of its common stock issued and outstanding. Thus, Mach One Corporation currently owns 72.1% of the issued and outstanding common stock of the Company and it is essentially a majority-owned subsidiary of Mach One Corporation.

     As part of the merger transaction officers of the Company resigned, a new board of directors was appointed and new officers were elected. The Company's officers and directors are as follows:

     Name and Address                                 Position
     ----------------                                 --------
     Josh Foss                                        President
     1800 South State Street
     Orem, Utah 84097

     Mike Handy                                       Secretary
     1947 South Columbia Lane
     Orem, Utah 84097

     David Matus                                      Director
     8854 Coneflower Place
     Parker, Colorado 80134

     A. W. Hogan                                      Director
     705 West 2nd Street
     Gordon, Nebraska 69343

     Gene Gregory                                     Director
     561 Red Deer Road
     Franktown, Colorado 80116


     Mach One Corporation is a Nevada corporation with offices at 430 East 6th Street, Loveland, Colorado 80337, Telephone No. (970) 669-5292. Its officers and directors are as follows:

      Name and Address                 Position
      ----------------                 --------
      D. William Thomas                President/Chief Executive Officer/
                                       Director

      George Beros                     Secretary/Chief Financial Officer

      Tom Montano                      Director

      Cliff Pettee                     Director

     Mach One Corporation ("Mach One") has 6,144,225 shares of its common stock issued and outstanding with a total of approximately 400 shareholders of record. Mach One is not a reporting company under the Securities Exchange Act of 1934.

     The Company is informed that there are no beneficial holders of 5% or more of the outstanding common stock of Mach One.


Item 2.  Acquisition on Disposition of Assets
---------------------------------------------
     Pursuant to the Agreement and Plan of Merger the Company was the survivor of a merger with Links, Ltd. whereby 72.1% of the Company's outstanding common stock was issued to the parent, Links, Ltd. The acquisition of Links, Ltd. by the Company is a capital transaction accounted for as a reverse acquisition. The fiscal year of Links, Ltd. is December 31, 1998. The Company intends to continue to use December 31 as its fiscal year end for reporting purposes. Prior to the merger transaction the Company was a non-operating shell.

     Description of Links, Ltd. and its Proposed Business
     ----------------------------------------------------
     Until its merger into the Company, Links, Ltd., a Wyoming corporation, incorporated on August 18, 1997, was a wholly-owned subsidiary of Mach One and was a development stage company for accounting purposes. It had no revenues from operations from its inception. Links, Ltd. was incorporated for the purpose of developing kiosks, or vending machines, through which to market computer software, music and possibly digital video products. As conceived, each kiosk vending machine would have software, music and eventually digital video stored on disks or hard drives and potential customers would place an order into the machine to purchase software, music and eventually digital television from a menu, triggering the machine to imprint the product on a compact disk ("CD"). As conceived, the CD imprint time is expected to take approximately 3 to 4 minutes, at which time the CD would be ejected from the kiosk to the waiting customer. Purchases would be made by use of credit cards or so-called smart cards read by the kiosk. As conceived, each kiosk would be linked by telephone line and computer modem to the Company's administrative offices to permit monitoring, performance analysis, addition and subtraction of software and music selections and eventually digital television selections. Further the telephone and computer modem would permit confirmation of credit card and smart card purchases.

     Links, Ltd. had, through outside vendors and some in-house expertise, constructed a prototype of a proposed kiosk at the time of the merger transaction. Since that time the prototype has undergone further refinement and modification. At this time additional modification and testing is being undertaken by an outside vendor/engineering firm located at Broomfield, Colorado. The Company has no firm date as to when it will be able to begin mass producing the kiosk; however, management is hopeful such production will commence in the next few months. It currently has orders for the purchase of thirty units at $50,000 per unit from Dr. A. W. Hogan, who is also a member of the Company's board of directors. The Company, as a successor to Links, Ltd., has a contract with Dr. Hogan for the marketing and administration of sales through certain identified locations and the division of profits after Dr. hogan has recovered his cost. Obviously there is no assurance that the kiosks will function as planned, be manufactured at a unit cost as anticipated nor be ready for delivery within the next few months. All of these factors will bear on the Company's ability to generate revenues from any projected sales.

     The Company is currently seeking funding in the form of equity and debt financing from independent sources. The initial funding is for $500,000 which is expected to be utilized over a period of six months for research and development, manufacturing, if appropriate, marketing and administration. The company has not finalized the terms of such funding nor located purchasers committed to such funding.

     The area of business in which the Company intends to engage is crowded with many vendors and marketers, ranging from small to some of the largest retail companies. The Company is not aware of any entity which is currently marketing computer software, music or digital television in the manner in which the Company is proposing, through kiosks.

     Employees
     ---------
     As of July 1, 1998 the Company had one full time employee, of which one was an officer.


Item 7.  Financial Statements and Exhibits
------------------------------------------
    (a)   Financial Statements of Business Acquired.

          The financial statements of Links, Ltd. at June 2, 1998 and for the period August 18, 1997 (inception) through June 2, 1998 are attached.

    (b)   Pro Forma Financial Information.

          Subsuquent to the initial filing of this Form 8K/A the Company has filed financial statements reflecting the combined business of Links, Ltd. and the Company at June 30, 1998 and for the quarter ended June 30, 1998 thus obviating the need to submit pro forma financial information required by Article ll of Regulation S-X.

      (c) Exhibits.

          Exhibit 10-A - Agreement and Plan of Merger of May 28, 1998 between Links, Ltd. and Walnut Capital, Inc.

          Exhibit 10-B - Joint Venture Agreement between Links, Ltd. and A.W. Hogan dated September 1, 1997.



                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                             ENTER TECH CORP.



(Date)                                   September 14, 1998
BY(Signature)                            /s/ Josh Foss
(Name and Title)                         Josh Foss, President

                   INDEX TO FINANCIAL STATEMENTS

                            LINKS, LTD.
                   (A Development Stage Company)


                       FINANCIAL STATEMENTS

                               with

        REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                           June 2, 1998


      Report of Independent Certified Public Accountants      F-2

     Financial Statements:

      Balance Sheet                                           F-3

      Statement of Operations                                 F-4

     Statement of Changes in Stockholder's
       (Deficit)                                              F-5

     Statement of Cash Flows                                  F-6

     Notes to Financial Statements                            F-7

            REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


The Board of Directors
Links, Ltd.
(A Development Stage Company)
Loveland, CO 80537

We have audited the accompanying balance sheet of Links, Ltd. (A Development Stage Company) as of June 2, 1998, and the related statements of operations, stockholder's (deficit) and cash flows for the period from August 18, 1997 (date of inception) through June 2, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements, referred to above, present fairly, in all material respects, the financial position of Links, Ltd. (A Development Stage Company) as of June 2, 1998, and the results of its operations, changes in its stockholder's (deficit) and its cash flows for the period from August 18, 1997 (date of inception) through June 2, 1998, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As described in Note 2 to the financial statements, the Company has suffered losses from operations and has a net capital deficiency that raise substantial doubts about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

     Schumacher & Associates, Inc.
     Certified Public Accountants
     12835 E. Arapahoe Road
     Tower II, Suite 110
     Englewood, Colorado  80112

August 30, 1998

                           LINKS, LTD.
                 (A Development Stage Company)

                          BALANCE SHEET
                           June 2, 1998


                              ASSETS

Current Assets:
     Cash                                            $       999
                                                     -----------
  Total Current Assets                                       999
                                                     -----------
License and other intangible assets,
 net of valuation allowance of $227,943                        -
                                                     -----------
Total Assets                                         $       999
                                                     ===========

             LIABILITIES AND STOCKHOLDER'S (DEFICIT)

Current Liabilities:
     Customer deposits                               $    60,000
     Payable, related party                               30,000
                                                     -----------
  Total Current Liabilities                               90,000
                                                     -----------
Stockholder's (Deficit):
     Common Stock no par value
     100,000 shares authorized
     10,000 shares issued and
     outstanding                                          10,000
    Additional paid-in capital                           210,003
    Accumulated (deficit) during
     development stage                                  (309,004)
                                                     ------------
Total Stockholder's (Deficit)                            (89,001)
                                                     ------------
Total Liabilities and Stockholder's (Deficit)        $       999
                                                     ===========



The accompanying notes are an integral part of the financial statements.

                           LINKS, LTD.

                     STATEMENT OF OPERATIONS

        From August 18, 1997 (date of inception) through
                         June 2, 1998



Revenues                                                       $         -
                                                               -----------
Operating Expenses:
     Management fees                                                30,000
     Supplies                                                        1,387
     Professional fees                                              34,770
     Rent                                                            6,645
     Travel                                                          5,199
     Telephone                                                       3,060
     Write down of carrying value of
      Technology and License Agreement                             227,943
                                                               -----------
                                                                   309,004
                                                               ------------
Net (Loss)                                                     $  (309,004)
                                                               ============
(Loss) Per Share                                               $    (3,090)
                                                               ============
Weighted Average Shares
 Outstanding                                                        10,000
                                                               ============





The accompanying notes are an integral part of the financial statements.

                               LINKS, LTD.
                     (A Development Stage Company)
             STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY

      From August 18, 1997 (date of inception) through June 2, 1998

                 Common Stock            Additional
                  Number of               Paid-in       Deficit
                  Shares       Amount     Capital      Accumulated    Total
                 ----------   --------   ----------    -----------   --------
Balance at
 August 18, 1997       -      $      -   $        -    $        -    $       -


Common stock
 issued for
 Technology
 and License
 contributed
 at $22 per
 share             10,000        10,000      210,003            -      220,003

Net loss for
 the period from
 August 18, 1997
 (date ofinception)
 through June 2,
 1998                   -             -             -     (309,004)  (309,004)
                   ------     ---------    ----------   -----------  ---------
Balance at
 June 2, 1998      10,000      $ 10,000    $  210,003   $ (309,004) $ (89,001)
                  =======     =========    ==========   =========== ==========













     The accompanying notes are an integral part of the financial statements.

                           LINKS, LTD.
                 (A Development Stage Company)

                     STATEMENT OF CASH FLOWS
    From August 18, 1997 (date of inception) through June 2, 1998




Cash Flows Operating Activities:
      Net (loss)                                          $  (309,004)
      Increase in customer deposits                            60,000
                                                             ---------
  Net Cash (Used in) Operating
   Activities                                                (249,004)
                                                             ---------
Cash Flows from Investing Activities                                -
                                                             ---------
Cash Flows from Financing Activities
      Common stock issued and additional
       paid-in capital                                        220,003
      Increase in payable, related party                       30,000
                                                             --------
  Net Cash Provided by Financing
   Activities                                                 250,003
                                                             --------
Increase in Cash                                                  999

Cash, Beginning of Period                                           -
                                                             --------
Cash, End of Period                                          $    999
                                                             ========
Interest Paid                                                $      -
                                                             ========
Income Taxes Paid                                            $      -
                                                             ========



The accompanying notes are an integral part of the financial statements.

                           LINKS, LTD.
                 (A Development Stage Company)

                  NOTES TO FINANCIAL STATEMENTS
                           June 2, 1998

(1)  Summary of Accounting Policies
-----------------------------------
     This summary of significant accounting policies of Links, Ltd. (A Development Stage Company)(Company) is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management who is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

     (a)  Organization and Principles of Consolidation
     -------------------------------------------------
          The Company was incorporated under the laws of Wyoming on August 18, 1997. The Company was formed for the purpose of developing kiosks, or vending machines, through which to market computer software, music and possibly digital video products. The Company is a development-stage company since planned principal operations have not yet commenced.

     (b)  Use of Estimates in the Preparation of Financial
          Statements
     -----------------------------------------------------
          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     (c)  Wholly-owned Subsidiary
     ----------------------------
          The Company was a wholly-owned subsidiary of an entity until June 2, 1998, the date of the business combination described in Note 3. Expenses of the Company were allocated to the Company by its parent company. Had the Company not been a wholly-owned subsidiary, operating expenses could have been different and the differences may have been material.

                           LINKS, LTD.
                 (A Development Stage Company)

                  NOTES TO FINANCIAL STATEMENTS
                           June 2, 1998

(1)  Summary of Accounting Policies
     ------------------------------
(d)  Income Taxes
-----------------
     As of June 2, 1998, the Company had net operating losses available for carryover to future years of approximately $309,004, expiring in various years through 2012. Utilization of these carryovers may be limited if there is a change in control of the Company. As of June 2, 1998, the Company has total deferred tax assets of approximately $61,801 due to operating loss carryforwards. However, because of the uncertainty of potential realization of these tax assets, the Company has provided a valuation allowance for the entire $61,801. Thus, no tax assets have been recorded in the financial statements as of June 2, 1998.

(2)  Basis of Presentation - Going Concern
     -------------------------------------
     The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplates continuation of the Company as a going concern. However, the Company has sustained operating losses and has a net capital deficiency. These matters raise substantial doubt about the Company's ability to continue as a going concern. Management is attempting to raise additional capital.

     In view of these matters, continuing as a going concern is dependent upon the Company's ability to meet its financing requirements, raise additional capital, and the success of its future operations or completion of a successful business combination. Management believes that actions planned and presently being taken to revise the Company's operating and financial requirements provide the opportunity for the Company to continue as a going concern.

(3)  Business Combination
     --------------------
     Effective June 2, 1998, the Company was merged into Enter Tech Corp. (formerly Walnut Capital, Inc.). Since the former controlling shareholders of the Company own controlling interest in Enter Tech Corp. after the business combination, the transaction was accounted for as a reverse acquisition whereby, the equity accounts of the Company were carried over into Enter Tech Corp.'s financial statements.

                           LINKS, LTD.
                  NOTES TO FINANCIAL STATEMENTS

                      June 2, 1998 and 1996


(4)  Payable, Related Party
     ----------------------
     As of June 2, 1998, the Company owed $30,000 to an officer for management fees pursuant to an agreement which commenced in August 1997 and terminated June 30, 1998.

(5)  License and Other Intangible Assets
     -----------------------------------
     The former parent company of the Company acquired certain technology and license rights from an unrelated third party for $227,943. These intangible assets were contributed to the Company. Management of the Company reviewed the intangible assets for impairment and provided a valuation allowance for the total $227,943.

(6)  Marketing and Administration of Sales Agreement
     -----------------------------------------------
     The Company has entered into an agreement with a director of the Company for the marketing and administration of sales through certain identified locations and the division of profits after the director has recovered related costs. The Company currently has orders for the purchase of thirty units of $50,000 per unit from the director. The Company received $60,000 of deposits related to these orders.








                                   F-6